                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Filed by the registrant /X/
         Filed by a party other than the registrant / /
         Check the appropriate box:
         / / Preliminary Proxy Statement
         / / Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
         /X/ Definitive Proxy Statement
         / / Definitive Additional Materials
         / / Soliciting Material Pursuant to Section 240.14a - 11(c) or
             Section 240.14a-12

                               Farah Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
         /X/ No Fee Required.
        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5) Total fee paid:

--------------------------------------------------------------------------------
         / / Fee paid previously with preliminary materials.

        / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3) Filing Party:

--------------------------------------------------------------------------------
         (4) Date Filed:

--------------------------------------------------------------------------------

[FARAH LOGO]


                               FARAH INCORPORATED

          4171 N. MESA, BLDG. D, SUITE 500 - EL PASO, TEXAS 79902-1433

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders of Farah Incorporated (the "Company") will be held at the Marriott Hotel, Salon E, 1600 Airway Blvd., El Paso, Texas 79925, on March 10, 1998, at 9:00 a.m. (Central Standard Time), for the following purposes:

         (1)   to re-elect three Class II Directors for terms expiring in 2001;

         (2) to consider and vote upon the Company's 1998 Stock Option and Restricted Stock Plan;

         (3) to ratify the selection of Coopers & Lybrand, L.L.P. as the Company's independent public accountants for the fiscal year ending November 1, 1998; and

         (4) to transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

         The shareholders of record at the close of business on January 23, 1998, are entitled to notice of and to vote at this Annual Meeting or any adjournment thereof.

         We hope that you attend the Annual Meeting in person, but in any event you are urged to mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be voted in accordance with your wishes. Any proxy given by a shareholder may be revoked by that shareholder at any time prior to the voting of the proxy.


                                         FARAH INCORPORATED


                                         /s/ KAREN S. CASTILLO


                                         Karen S. Castillo,
                                         Secretary

El Paso, Texas
January 30, 1998

[FARAH LOGO]

          4171 N. MESA, BLDG. D, SUITE 500 - EL PASO, TEXAS 79902-1433

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 10, 1998


         The enclosed proxy is solicited by and on behalf of the Board of Directors of Farah Incorporated (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Marriott Hotel, Salon E, 1600 Airway Blvd., El Paso, Texas 79925, on March 10, 1998, at 9:00 a.m. (Central Standard Time), and at any adjournment of such Annual Meeting. The matters to be considered and acted upon at the Annual Meeting are described in the foregoing notice of the Annual Meeting and this Proxy Statement. The persons named as proxies are Richard C. Allender and Russell G. Gibson, each of whom is presently an executive officer of the Company.

         This Proxy Statement and the related form of proxy are being mailed on or about January 30, 1998, to all shareholders of record on January 23, 1998. Shares of the Company's common stock, no par value (the "Common Stock"), represented by proxies will be voted as described in this Proxy Statement or as otherwise specified by a shareholder. As to the election of directors, a shareholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the shareholder in the appropriate area. See "Proposal One: Election of Directors." With respect to each of the other proposals, a shareholder may, by checking the appropriate box on the proxy: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" from voting on the proposal. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to the voting of the proxy by delivering a written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting in person.

         The cost of soliciting, preparing, assembling and mailing the proxy, this Proxy Statement, and other materials enclosed therewith, and all clerical and other expenses of proxy solicitation will be borne by the Company. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, telegram or in person. The Company also has employed Georgeson and Co. Inc., a proxy solicitation firm, to solicit proxies from brokers and banks at a cost of approximately $7,500. The Company also will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record by such parties and will reimburse such parties for their expenses in forwarding such materials.

         The information contained in the "Performance of the Common Stock" below and "Stock Option and Compensation Committee Report on Executive Compensation" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                                 VOTING RIGHTS

         The holders of record of the 10,278,989 shares of Common Stock outstanding on January 23, 1998, will be entitled to one vote for each share held on all matters coming before the Annual Meeting.


                                METHOD OF VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions may be specified on all proposals (other than the election of directors) and will be counted towards a quorum. Once a quorum is present at a duly organized and convened meeting, shareholders may continue to conduct business notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a quorum is not present or represented at the Annual Meeting, the shareholders present at the meeting or represented by proxy have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

         With respect to the election of directors, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. Proposals 2 and 3 require the affirmative vote of a majority of the shares of Common Stock present and represented.

         Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. In addition, brokers are entitled to vote on certain items, such as the election of directors and other "discretionary items," even when they have not received instructions from beneficial owners. Brokers are not permitted to vote for other "non-discretionary" items without specific instructions from the beneficial owners. If a broker has not received specific instructions with respect to shares held for beneficial owners, the votes to which those shares are entitled are deemed "broker non-votes." Such broker non-votes will be counted towards a quorum. Under applicable Texas law and in accordance with the Company's bylaws, broker non-votes are not counted in determining the total number of votes cast and will have no effect with respect to Proposals 1 through 3.


                                 ANNUAL REPORT

         The annual report for the Company's fiscal year ended November 2, 1997, including audited financial statements, is being furnished with this Proxy Statement to shareholders of record as of January 23, 1998. The annual report does not constitute a part of the proxy solicitation materials.

                           OWNERSHIP OF COMMON STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth persons who were known to the Company as of January 12, 1998, to be beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock:


                                                     AMOUNT OF
NAME AND ADDRESS OF                                  BENEFICIAL     PERCENT OF
 BENEFICIAL OWNER                                    OWNERSHIP        CLASS
-------------------                                  ---------      ----------
Reich & Tang Asset Management L.P.                   968,700(1)       9.4%
  600 Fifth Avenue
  New York, New York 10020

Dimensional Fund Advisors, Inc.                      761,800(2)       7.4%
  1299 Ocean Avenue
  11th  Floor
  Santa Monica, California  90401

Wynnefield Partners Small Cap Value, L.P.            716,900(3)       7.0%
  One Penn Plaza, Suite 4720
  New York, New York 10119

--------------

(1) As of December 31, 1997, according to information provided by such persons on January 15, 1998.

(2) As of September 30, 1997, according to information provided by such persons on January 15, 1998.

(3) According to Schedule 13D dated December 19, 1997, the following entities are the beneficial owners of 716,900 shares of Common Stock: Wynnefield Partners Small Cap Value, L.P.; Wynnefield Small Cap Value Offshore Fund, Ltd.; Wynnefield Partners Small Cap Value L.P. I; and Channel Partnership II L.P.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the number of shares of Common Stock beneficially owned by each director, each named executive officer and by all directors and executive officers as a group as of January 12, 1998.

                                                  SHARES
                                 AMOUNT          SUBJECT TO
                              OF BENEFICIAL    OPTIONS AND        PERCENT
     NAME                     OWNERSHIP(1)       AWARDS(1)        OF CLASS
     ----                   ----------------   ------------       --------
Richard C. Allender              248,518           196,900           2.4%
Jackie L. Boatman                 73,000            73,000            (2)
Clark L. Bullock                   9,750             9,750            (2)
Christopher L. Carameros           9,750             9,750            (2)
John D. Curtis                     5,250             5,250            (2)
Russell G. Gibson                 40,000            40,000            (2)
Sylvan Landau                     23,750            18,750            (2)
Michael R. Mitchell              101,328            92,500           1.0%
Charles J. Smith                   9,750             9,750            (2)
All directors and
  executive officers
  as a group (10 persons)        521,096           455,650        5.1%(3)


(1) The shares of Common Stock that are either subject to options that become exercisable within 60 days or subject to restricted stock awards that vest within 60 days are also included in the column entitled "Amount of Beneficial Ownership."

(2)  Less than one percent of the outstanding shares of Common Stock.

(3) Percentage considers an aggregate of 639,250 shares of Common Stock to be outstanding which are either subject to options which are exercisable within 60 days or subject to restricted stock awards which vest within 60 days.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

         The Company's Amended and Restated Bylaws provide that the Board of Directors may establish the number of directors. The Board of Directors has established the Board at seven members to be divided into three classes, Class I (two), Class II (three) and Class III (two), each serving staggered three-year terms. Three Class II directors, each to serve for a three-year term expiring at the annual meeting in 2001, will be nominated for election at the Annual Meeting. Management's three nominees for election are listed below and are currently members of the Board of Directors:


         Director Nominee                                Class
         ----------------                                -----
         Clark L. Bullock                                 II
         Michael R. Mitchell                              II
         Charles J. Smith                                 II


See "Directors and Executive Officers--Nominees for Election as Directors." The shares represented by proxies will be voted as specified by the shareholder. If a shareholder does not specify his/her choice, the shares will be voted in favor of the election of the nominees listed on the proxy except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such other person as the Board of Directors may recommend. The Company does not presently contemplate that any of the nominees will become unavailable for election for any reason.

         Mr. Timothy B. Page resigned from the Board of Directors on September 2, 1997 and, at a meeting of the Board of Directors held September 4, 1997, the Board of Directors accepted the resignation of Mr. Page. Mr. Page was a Class III Director whose term would expire at the annual meeting in 1999. The Board of Directors has not named anyone to complete the remainder of Mr. Page's term and has not nominated anyone for election at the Annual Meeting to replace Mr. Page. See "Compensation of Executive Officers--Employment Contracts and Termination Agreements."

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE THREE NOMINEES NAMED ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following sets forth certain information regarding the nominees for election to the Company's Board of Directors, current members of the Company's Board of Directors and the Company's Executive Officers:

NOMINEES FOR ELECTION AS DIRECTORS

CLARK L. BULLOCK, age 49, has been a director of the Company since March 1994. For the last eight years, Mr. Bullock has been Chairman and Chief Executive Officer of Shelter Rock Investors Services Corporation, a financial services and investment company. Mr. Bullock also serves as Chairman of the Board of several of Shelter Rock's portfolio companies, including Almedica Services Corp. and Almedica Corp. (pharmaceutical clinical supplies and services), SR Metals Inc. (metal plate processing) and George Glove Company (dermatological glove products). Mr. Bullock also served as director for the Fundamental Family of Funds until 1997.

MICHAEL R. MITCHELL, age 44, has been a director of the Company since March 1994. Mr. Mitchell has been employed by the Company since 1981 in various sales and marketing capacities. Mr. Mitchell was appointed President of Farah U.S.A., Inc., a subsidiary of the Company, in March 1994.

CHARLES J. SMITH, age 71, has been a director of the Company since March 1994. For more than five years prior to his retirement in 1994, Mr. Smith served in various capacities with Crystal Brands, Inc., an apparel manufacturer and marketer, most recently as an Executive Vice President. Since then, Mr. Smith has served as a consultant to various apparel companies. In May 1995, Mr. Smith became a partner and director of Phoenix Apparel Group, Inc., a privately-held apparel sourcing and consulting company.

DIRECTORS CONTINUING TO SERVE

RICHARD C. ALLENDER, age 52, has been a director of the Company since June 1988. Mr. Allender has served the Company in various capacities since 1985. Mr. Allender has been President and Chief Executive Officer of the Company since July 1990 and Chairman of the Board since March 1993.

CHRISTOPHER L. CARAMEROS, age 44, has been a director of the Company since August 1987. Since September 1990, Mr. Carameros has been a business consultant and until July 1, 1997, served as an officer, director and minority owner of Cactus Apparel, Inc., a privately held private label clothing manufacturer. Mr. Carameros is also a director of Helen of Troy Limited, a manufacturer of hair care appliances. See "Certain Transactions."

JOHN D. CURTIS, age 57, has served on the Board of Directors of the Company since June 1996. Mr. Curtis has served on the Board of Directors of Jayhawk Acceptance Corporation since October 1995. Since November 1995, Mr. Curtis has been the President of First Extended Service Corporation. Prior to joining First Extended Service Corporation, Mr. Curtis was a partner in the law firm of Baker & McKenzie from November 1992 until November 1995.

SYLVAN LANDAU, age 72, has been a director of the Company since January 1987. Prior to 1987, Mr. Landau was employed by Haggar Corp. for 39 years in various capacities, including President of Haggar International and President of the Reed St. James division. Mr. Landau served as Vice Chairman of Corporate Marketing of the Company from January 1987 to February 1988 and has served as a consultant of the Company since 1988. Mr. Landau has served the Dallas Market Center in various capacities since 1988, and currently is Executive Vice President--Retail Development. The Dallas Market Center is a corporation which operates various real properties in Dallas, Texas, and which provides markets for the wholesale trade.

EXECUTIVE OFFICERS

         The executive officers of the Company consist of Richard C. Allender, Jackie L. Boatman, Michael R. Mitchell, Timothy B. Page (until September 2,
1997), Russell G. Gibson and Karen S. Castillo. Messrs. Allender and Mitchell are currently directors of the Company. See "-- Nominees for Election as Directors," "-- Directors Continuing to Serve" and "Compensation of Executive Officers--Employment Contracts and Termination Agreements."

JACKIE L. BOATMAN, age 39, has been an executive officer of the Company since March 1994. Mr. Boatman has been employed by the Company since 1987 in various capacities. Mr. Boatman served as Senior Vice President--Manufacturing of Farah U.S.A., Inc., a subsidiary of the Company, from May 1991 through March 1994, and has served as Executive Vice President--Operations for Farah U.S.A., Inc. since March 1994.

KAREN S. CASTILLO, age 43, has been Secretary of the Company since March 1996. Ms. Castillo has been employed by the Company since March 1973 in various capacities.

RUSSELL G. GIBSON, age 45, has served as Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of the Company since March 1996. Mr. Gibson served as Senior Vice President, Financial Planning and Reporting of Farah U.S.A., Inc., a subsidiary of the Company, from November 1994 until March 1996. Prior to November 1994, Mr. Gibson served as Controller of El Paso Electric Company, Inc.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Company has an Executive Committee which during fiscal year 1997 was comprised of Richard C. Allender (Chairman), Christopher L. Carameros, Timothy B. Page (until September 2, 1997) and Charles J. Smith. The Executive Committee has the power to exercise all of the authority of the Board of Directors in the management of the business and affairs of the Company to the extent provided in the Company's Bylaws and by applicable law. The Executive Committee met or voted on resolutions five times during fiscal year 1997.

         The Company has an Audit Committee which consisted of John D. Curtis (Chairman), Clark L. Bullock and Charles J. Smith. The Audit Committee is responsible for evaluating accounting and control procedures and practices of the Company and reporting on such matters to the Board of Directors. The Audit Committee serves as a direct liaison with the Company's independent public accountants and recommends the engagement or discharge of such accountants. The Audit Committee meets periodically with the Chief Financial Officer, other appropriate officers of the Company and the Company's independent public accountants to review the Company's financial and accounting systems, accounting and financial controls, reports by the independent public accountants, proposed accounting changes and financial statements and opinions on such financial statements. The Audit Committee met or unanimously voted on resolutions nine times during fiscal year 1997.

         The Company has a Nominating Committee which during fiscal year 1997 consisted of Charles J. Smith (Chairman), Richard C. Allender and Sylvan Landau. The Nominating Committee receives recommendations from its members or other members of the Board of Directors for candidates to be appointed to the Board or Board Committee positions, reviews and evaluates such candidates and makes recommendations to the Board of Directors for nominations to fill Board and Board Committee positions. The Nominating Committee did not meet or vote on resolutions during fiscal year 1997. The Nominating Committee will consider candidates recommended by other directors and shareholders. Written suggestions for candidates, accompanied by a written consent of the proposed candidate to serve as a director if nominated and elected, a description of his/her qualifications and other relevant biographical information, should be sent in by November 30 of the year preceding the next Annual Meeting to the Secretary of the Company, 4171 N. Mesa, Bldg. D, Suite 500, El Paso, Texas 79902-1433.

         The Company has a Stock Option and Compensation Committee which during fiscal year 1997 consisted of Charles J. Smith (Chairman), Clark L. Bullock and John D. Curtis. See "Stock Option and Compensation Committee Interlocks and Insider Participation" and "Stock Option and Compensation Committee Report on Executive Compensation." The Stock Option and Compensation Committee reviews and makes recommendations to the Board of Directors on officer and senior employee compensation, restricted stock and stock option awards and other compensation, and generally oversees matters relating to compensation of employees of the Company. The Stock Option and Compensation Committee met or unanimously voted on resolutions four times during fiscal year 1997.

         The full Board of Directors met or unanimously voted on resolutions four times during fiscal year 1997. Each of the directors attended or acted upon at least 75% of the aggregate number of Board of Director meetings, consents, and Board of Director Committee meetings or consents held or acted upon during fiscal year 1997.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the summary of compensation paid or accrued to the Company's Chief Executive Officer and its named executive officers during fiscal years 1995-1997.

SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION                    LONG TERM COMPENSATION(2)
                       ---------------------------------------------------  -------------------------
                                                               OTHER
     NAME AND                                                  ANNUAL                      ALL OTHER
PRINCIPAL POSITION     FISCAL YEAR    SALARY       BONUS   COMPENSATION(1)  OPTIONS      COMPENSATION
------------------     -----------  ----------    -------  ---------------  -------      ------------
Richard C. Allender,      1997      $365,000     $      0     $ 16,921            0       $192,319(3)
 President & Chief        1996       344,083      112,000       16,379      140,000        131,014(3)
 Executive Officer        1995       300,000            0       15,000            0        128,050(3)

Jackie L. Boatman,        1997      $225,000     $      0     $ 10,301            0       $ 25,625(4)
 Executive Vice           1996       202,217       40,000       10,105       45,000         25,227(4)
 President,  Farah        1995       190,020       10,000        9,501        7,000         26,060(4)
 U.S.A., Inc.

Russell G. Gibson,(5)     1997      $170,004     $      0     $  7,524            0       $ 25,740(6)
 Executive Vice           1996       141,068       20,000        7,191       30,000         25,221(6)
 President and Chief
 Financial Officer

Michael R. Mitchell,      1997      $279,996     $      0     $ 13,043            0       $ 36,411(7)
 President, Farah         1996       249,718       60,000       12,170       70,000         35,976(7)
 U.S.A., Inc.             1995       240,000            0       12,000            0         36,510(7)

Timothy B. Page,(8)       1997      $240,960     $      0     $      0            0       $ 20,915(9)
 Executive Vice           1996       240,800       40,000            0       35,000         21,334(9)
 President and Chief      1995       160,000            0            0            0          1,340(9)
 Operating Officer

------------------

(1) Such amounts represent the Company's contribution, pursuant to separate Deferred Compensation Agreements between the Company and the Company's Chief Executive Officer and each other executive officer, to a deferral account on behalf of such officer.

(2) The number and value of aggregate restricted stock holdings as of November 2, 1997 are as follows:

                                                        VESTING
                                                   ------------------
                                                   FISCAL
EXECUTIVE OFFICER         NUMBER       VALUE($)     YEAR       NUMBER
-----------------         ------       --------     ----       ------
Richard C. Allender       12,500        72,656      1998       12,500


(3) Includes $4,800 for fiscal year 1997 and $4,500 for each of fiscal years 1996 and 1995, contributed by the Company on behalf of Mr. Allender pursuant to a defined contribution plan, the Farah Savings and Retirement Plan (the "401(k) Plan"), $6,019, $5,514 and $2,550 for fiscal years 1997,
     1996 and 1995, respectively, for life insurance premiums paid by the Company on behalf of Mr. Allender, and $181,500 for fiscal year 1997 and $121,000 for each of fiscal years 1996 and 1995, respectively, for reverse split-dollar life insurance premiums paid by the Company on behalf of Mr. Allender.

(4) Includes $4,800 for fiscal year 1997 and $4,500 for each of fiscal years 1996 and 1995, contributed by the Company on behalf of Mr. Boatman pursuant to the 401(k) Plan, $825, $727 and $1,560 for fiscal years 1997, 1996 and 1995, respectively, for life insurance premiums paid by the Company on behalf of Mr. Boatman, and $20,000 for each of fiscal years 1997, 1996 and 1995, for reverse split-dollar life insurance premiums paid by the Company on behalf of Mr. Boatman.

(5) Mr. Gibson was appointed Executive Vice President and Chief Financial Officer of the Company in March 1996.

(6) Includes $4,800 for fiscal year 1997 and $4,472 for fiscal year 1996, contributed by the Company on behalf of Mr. Gibson pursuant to the 401(k) Plan, $940 for fiscal year 1997 and $749 for fiscal year 1996, for life insurance premiums paid by the Company on behalf of Mr. Gibson, and $20,000 for each of fiscal years 1997 and 1996 for reverse split-dollar life insurance premiums paid by the Company on behalf of Mr. Gibson.

(7) Includes $4,800 for fiscal year 1997 and $4,500 for each of fiscal years 1996 and 1995, contributed by the Company on behalf of Mr. Mitchell pursuant to the 401(k) Plan, $1,612, $1,476 and $2,010, for fiscal years 1997, 1996 and 1995, respectively, for life insurance premiums paid by the Company on behalf of Mr. Mitchell, and $30,000 for each of fiscal years 1997, 1996 and 1995, for reverse split-dollar life insurance premiums paid by the Company on behalf of Mr. Mitchell.

(8) Mr. Page resigned as an executive officer of the Company on September 2, 1997. See "--Employment Contracts and Termination Agreements."

(9) Includes $915 for fiscal year 1997, $1,334 for fiscal year 1996 and $1,340 for fiscal year 1995 for life insurance premiums paid by the Company on behalf of Mr. Page, and $20,000 for each of fiscal years 1997 and 1996, for reverse split-dollar life insurance premiums paid by the Company on behalf of Mr. Page.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END VALUES

         The following table shows aggregate exercises of options during the fiscal year ended November 2, 1997, by each of the named executive officers, and the aggregate fiscal year-end value of the unexercised options held by the named executive officers.




                                                                                              VALUE OF
                                                                     NUMBER OF               UNEXERCISED
                                                                    UNEXERCISED             IN-THE-MONEY
                                 NUMBER                               OPTIONS                  OPTIONS
                                   OF                                AT FISCAL                AT FISCAL
                                 SHARES                               YEAR-END                YEAR-END
                                ACQUIRED            VALUE           EXERCISABLE/            EXERCISABLE/
      NAME                     ON EXERCISE        REALIZED         UNEXERCISABLE          UNEXERCISABLE ($)
      ----                     -----------        --------         -------------          -----------------
   Richard C. Allender              -                 -             229,400/0(1)              17,500/0
   Jackie L. Boatman                -                 -              87,000/0                 10,063/0
   Russell G. Gibson                -                 -              40,000/0                  3,125/0
   Michael R. Mitchell              -                 -             127,500/0                 13,125/0
   Timothy B. Page (2)              -                 -              35,000/0                  8,750/0


------------------------------------


(1)  Does not include 12,500 award shares which vest March 1, 1998.
(2) Mr. Page resigned as an executive officer of the Company on September 2, 1997. See "--Employment Contracts and Termination Agreements."

EMPLOYMENT CONTRACTS AND TERMINATION AGREEMENTS

         On July 10, 1995, the Company entered into an Employment Agreement with Richard C. Allender. The term of the Employment Agreement is for a three-year period which renews automatically on a daily basis and continues thereafter for a three-year term. The Employment Agreement currently provides for a minimum annual salary of $325,000. The Company is also obligated to pay the premiums of a reverse split-dollar life insurance policy for Mr. Allender in the amount of $121,000 per year for three years. On December 5, 1997, the Board of Directors increased Mr. Allender's base salary to $400,000 per year effective on January 1, 1998 and continued the annual premium on the reverse split-dollar life insurance policy through the year 2000.

         The Company can terminate the Employment Agreement upon the death or permanent disability of Mr. Allender or for cause. In the event of a change in control of the Company, Mr. Allender may terminate his employment (i) at any time during the term of the Employment Agreement, for Good Reason (as defined below), by giving written notice to the Company, or (ii) for a period of 180 days beginning on the date of the change in control of the Company, in his sole discretion, by providing written notice to the Company. For purposes of the Employment Agreement, a "change in control" of the Company shall mean a change in control of a nature that would be required to be reported in response to
Item 1(a) of the Current Report on Form 8-K, pursuant to Section 13 or 15(d) of the Exchange Act, provided that, without limitation, such a change in control shall be deemed to have occurred at such time as (A) any "person," as such term is used in Section 14(d) of the Exchange Act, other than the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), of 20% (the "Relevant Percentage") or more of the combined voting power of the Company's Common Stock, or (B) individuals who constitute the Board of Directors of the Company on the date of the agreement (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least three quarters of the directors comprising the Incumbent Board shall be, for purposes of this clause (B), considered as though such person were a member of the Incumbent Board. "Good Reason" shall mean (A) a substantial adverse change in Mr. Allender's status or position(s) as an executive officer of the Company; (B) a reduction by the Company in Mr. Allender's base salary as in effect immediately prior to the change in control; or (C) Mr. Allender's office is moved, without his consent, from the city where his office is located immediately prior to the change in control.

         If Mr. Allender's employment is terminated by the Company other than for cause, or by Mr. Allender for Good Reason after a change in control, the Company shall be obligated to pay Mr. Allender his base salary for a period of 36 months and the remaining premiums under the reverse split-dollar life insurance policy described above. If Mr. Allender's employment is terminated by him without Good Reason but after a change in control, the Company shall be obligated to pay Mr. Allender his base salary for a period of 18 months and the remaining premiums under the reverse split-dollar life insurance policy described above. In addition, the Company shall maintain in full force and effect, for the same period for which severance payments are being made after such termination of the Employment Agreement, all health insurance, long-term disability, life insurance and accidental death and disability benefits in which Mr. Allender was entitled to participate immediately prior to such termination.

         On March 1, 1993, the Company entered into Employment Agreements with Jackie L. Boatman and Michael R. Mitchell, which were amended and restated in August 1994. The term of the Employment Agreements were originally for a term of three-years, but they were both extended in February 1996 to be in effect until March 1, 1998 and were extended again in December 1997 to be in effect until March 1, 1999. The Employment Agreements provide for a minimum annual salary of $175,000 and $225,000, respectively. In March 1996, the Company entered into a one-year employment contract with Russell G. Gibson. The Company extended the contract in December 1997 to be in effect until March 1, 1999. Mr. Gibson's compensation is payable monthly, and his minimum annual salary is to be approved by the Board of Directors. Mr. Gibson's annual salary in 1997 was $170,000. The Company is also obligated to pay, during the term of the Employment Agreements, the premiums of a reverse split-dollar life insurance policy for Messrs. Boatman, Gibson and Mitchell not to exceed $20,000, $20,000 and $30,000, respectively, per year. The terms of Messrs. Boatman's, Gibson's and Mitchell's Employment Agreements are substantially the same as the Employment Agreement with Mr. Allender except for the benefits payable upon termination of the Employment Agreement.

         If Messrs. Boatman, Gibson or Mitchell is terminated by reason of incapacity, they shall be entitled to their annual salary for a period of 12 months. If Messrs. Boatman, Gibson or Mitchell's employment is terminated by the Company other than for cause, death or disability, or by Messrs. Boatman, Gibson or Mitchell for Good Reason after a change in control, the Company shall be obligated to pay Messrs. Boatman, Gibson and Mitchell their base salaries for a period of 18 months, 12 months and 24 months, respectively, and shall also be obligated to pay one additional annual premium on each of the reverse split-dollar life insurance policies for each of Messrs. Boatman and Mitchell. If Mr. Gibson's employment is terminated by the Company without cause, or by Mr. Gibson for Good Reason after a change in control, the Company shall be obligated to pay one additional annual premium on the reverse split-dollar life insurance policy for Mr. Gibson.

         On December 5, 1997, the Board of Directors increased Messrs. Boatman's, Gibson's and Mitchell's base salary to $250,000, $185,000 and $300,000, respectively, per year, effective January 1, 1998.

         Timothy B. Page resigned as a director and executive officer of the Company on September 2, 1997. The Company entered into a Severance Agreement and Release in Full of All Claims (the"Severance Agreement") with Mr. Page pursuant to his resignation. Under the Severance Agreement, the Company agreed to pay Mr. Page $80,320, less lawful deductions, in four equal monthly installments of $20,080 no later than September 30, 1997, October 31, 1997, November 28, 1997 and December 31, 1997. The Company also agreed to pay Mr. Page $120,480, less lawful deductions, in 12 equal monthly installments of $10,040 no later than January 30, 1998, February 27, 1998, March 31, 1998, April 30, 1998, May 29, 1998, June 30, 1998, July 31, 1998, August 31, 1998,
September 30, 1998, October 31, 1998, November 28, 1998 and December 31, 1998. Mr. Page also received two payments of accrued vacation pay, less lawful deductions. The Company additionally transferred a club membership issued to Farah U.S.A., Inc. for Mr. Page to an individual membership for Mr. Page. In return, Mr. Page agreed to release and indemnify the Company, its subsidiaries and their officers, directors, agents, stockholders, insurers, legal representatives and employees, including immediate family members, spouses, heirs, executors, administrators, legal representatives, successors and assigns.

                            COMPENSATION OF DIRECTORS

         Each director who is not an officer or employee of the Company receives $1,000 per month for serving on the Board of Directors and an additional $1,000 for attending each Board of Directors meeting or Board Committee meeting not held in conjunction with a Board of Directors meeting. No payment is made for attendance of meetings by phone. Directors who are not officers or employees of the Company are also entitled to $1,000 per day and related expenses for their time expended on Company business for special assignments upon submission and approval of expense statements. During fiscal year 1997, the Company paid Messrs. Bullock, Curtis and Smith $1,000, $2,000 and $2,000, respectively, for such special assignment services. Directors who are officers or employees of the Company receive no additional compensation for serving on the Board of Directors or Board Committees or for attendance at Board of Directors or Board Committee meetings.

         During fiscal year 1997, the Company engaged Mr. Landau to provide consulting services. The Company paid Mr. Landau $38,780 during fiscal year 1997 for such consulting services. See "Directors and Executive Officers."

         On September 1, 1996, the Company's Board of Directors adopted the Company's 1996 Non-Employee Director Stock Option Plan (the "1996 Plan"). The Company's shareholders approved the 1996 Plan on March 11, 1997, the date of the 1997 Annual Meeting of Shareholders. The 1996 Plan provides for the grant of options to purchase a total of 300,000 shares of Common Stock. Pursuant to the 1996 Plan, 50% of the options granted may be exercised one year from the date of grant and 50% two years from the date of grant. No options may be granted under the 1996 Plan after August 31, 2001.

         Each director of the Company who is, at the time, not otherwise an officer or employee of the Company or any of its subsidiaries will automatically be granted an option to purchase 2,500 shares of Common Stock following each Annual Meeting of Shareholders pursuant to the 1996 Plan. The 1996 Plan is administered by the Stock Option and Compensation Committee. The Stock Option and Compensation Committee has no discretion to determine the selection of directors to whom options may be granted, the number of shares subject to an option, the number of options that may be granted or the price at which such options may be exercised.

         In the event that an option holder ceases to be a director of the Company for any reason, such option holder may exercise his/her options for a period of 60 days after he or she ceases to be a director, and his/her unexercised options will expire at the end of such period. Should an option holder, subject to this restriction, die during such two-year period, however, or while serving as a director, his/her options may be exercised by the beneficiary under the option holder's will or the executor of such option holder's estate for a period of 180 days after death and any unexercised options will expire at the end of such period. In no event, however, will the period during which such options may be exercised extend beyond the term of the options.

         Pursuant to the Company's 1996 Plan, Clark L. Bullock, Christopher L. Carameros, John D. Curtis, Sylvan Landau and Charles J. Smith were each granted the following numbers of options: on March 31, 1997, options to acquire 2,500 shares of Common Stock at $10.0625 per share; on June 30, 1997, options to acquire 2,500 shares of Common Stock at $6.6250 per share; on September 30, 1997, options to acquire 2,500 shares of Common Stock at $6.9065 per share; and on December 31, 1997, options to acquire 2,500 shares of Common Stock at $5.5625 per share.

         The Company also has the Farah Incorporated 1988 Non-Employee Directors Stock Option Plan (the "1988 Plan") which prior to the adoption of the 1996 Plan provided for the granting of options to non-employee directors. The 1988 Plan provided for the grant of options to purchase a total of 150,000 shares of Common Stock. Options granted pursuant to the 1988 Plan may be exercised immediately following the date of grant. No option may be exercised after 10 years from the date on which it is granted. The exercise price of the options under the 1988 Plan is the fair market value of the Common Stock at the time the option is granted. Pursuant to the 1988 Plan, on March 11, 1997, the date of the 1997 Annual Meeting of Shareholders, options to acquire 1,500 shares of Common Stock at $10.375 per share were granted to each of Clark L. Bullock, Christopher L. Carameros, John D. Curtis, Sylvan

Landau and Charles J. Smith. The last date options could be granted under the 1988 Plan was April 30, 1997, the termination date for the 1988 Plan.


               STOCK OPTION AND COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         The Stock Option and Compensation Committee was composed of Clark L. Bullock, John D. Curtis and Charles J. Smith. No member of the Stock Option and Compensation Committee had any relationships during 1997 requiring disclosure according to applicable rules and regulations of the Securities and Exchange Commission.

                              CERTAIN TRANSACTIONS

         The Company contracted with a company to establish and operate a laundry in Mexico. Christopher L. Carameros, a member of the Company's Board of Directors, had a 10% profits interest in this company. In fiscal 1997, the Company paid the company $842,000 for finishing pants and shirts and $1,568,000 to reimburse it for the Company's share of the facility's start up and installation costs. The Company and this company decided not to continue the joint ownership of the laundry in fiscal 1997 and in connection therewith the Company purchased from this company $500,000 of equipment. The amount of such payment was based on arm's length negotiations and was based on the Company's assessment of the equipment's fair market value. The Company is now the sole operator of the new laundry and anticipates making no further payments to this company for contract production. The Company has, however, entered into a five-year lease with the company for the facility.

                         PERFORMANCE OF THE COMMON STOCK

         The graph below compares the cumulative total return of the Company's Common Stock to the S&P 500 Index and the Dow Jones Clothing Industry Group assuming a $100 investment on November 6, 1992.


                             [PERFORMANCE GRAPH]



                                                              Fiscal Year Ending
                                      -------------------------------------------------------------------
                                       1992      1993         1994         1995       1996         1997
                                      ------   --------     --------     --------   --------    ---------
Farah Incorporated                    $ 100    $ 154.55     $ 150.00     $ 127.27   $ 129.55    $ 105.68
Dow Jones Industry Group Clothing       100       90.72        91.00        91.39     118.98      125.31
S&P 500 Index                           100      114.95       119.40       150.97     187.35      247.52

                 STOCK OPTION AND COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Stock Option and Compensation Committee's (the "Committee") policy is to review and make recommendations to the Board of Directors on cash compensation, stock option and restricted stock awards and other compensation for the Company's executive officers. Generally, compensation for executive officers is established effective as of the beginning of each fiscal year. The Committee takes into account many factors in making the determination of aggregate compensation. Such factors include (1) the financial results of the Company for the preceding fiscal year, (2) the performance of the Company's stock, (3) compensation paid to executive officers in prior years,(4) compensation of executive officers employed by companies in industries similar to the Company and (5) meeting specific Company objectives. In fiscal year 1994 the Company entered into employment agreements with each of the executive officers, other than Russell G. Gibson and Timothy B. Page who were not executive officers at the time. The employment agreements for Richard C. Allender, the Company's Chief Executive Officer, and the executive officers, excluding Mr. Gibson, were amended in fiscal year 1995 but the amendment did not increase the annual compensation amounts. The employment agreements provide for a minimum annual salary and provide discretion to the Board to make increases based on the performance of the executive and the Company. The Company entered into an employment agreement with Mr. Gibson in March 1996. Mr. Gibson's agreement gives the Board full discretion in setting salary levels. The annual salary levels in the agreements were based in part on advice received from an outside consulting firm retained at the time the employment contracts were entered into, although the Committee exercised its discretion in setting the final amounts of annual compensation. The outside consulting firm used a private database to survey the compensation levels and policies of 116 companies with annual sales in the $100,000,000 - $200,000,000 range. The companies included in the database surveyed by the consultant are not the same companies included in the Dow Jones Clothing Industry Group described in the section of this Proxy Statement labeled "Performance of the Common Stock" or companies necessarily involved in the apparel industry. The Committee did not consult with an outside consulting firm in connection with changes in base compensation or bonus awards for fiscal year 1997.

         Compensation of the Company's executive officers is comprised of (1) annual salary, (2) annual incentive compensation, (3) stock option and restricted stock awards and (4) other employee benefits which are described in this Proxy Statement. The compensation earned by executive officers in annual incentive compensation and stock option and restricted stock awards is intended to align the interests of management and shareholders.

         Annual salary is determined by the skills and experience required by the position, the impact of the individual on the Company, the performance of the individual and as discussed above, the Company's existing employment agreements. The base salaries for Messrs. Allender, Boatman, Gibson and Mitchell were increased to $400,000, $250,000, $185,000 and $300,000, respectively, per year, effective as of January 1, 1998. Such adjustments were based on the discretionary judgment of the Committee.

         Annual incentive compensation is based on the discretionary judgment of the Committee after recommendations are made by the Company's Chief Executive Officer. In fiscal year 1997, the Company paid the Company's executive officers no annual incentive compensation and there were no awards of stock options or restricted stock awards.

                                            By:  John D. Curtis
                                                 Clark L. Bullock
                                                 Charles J. Smith, Chairman

                  PROPOSAL TWO: APPROVAL OF THE COMPANY'S 1998
                     STOCK OPTION AND RESTRICTED STOCK PLAN


         On January 21, 1998, the Company's Board of Directors adopted, subject to approval by the Company's shareholders, the Company's 1998 Stock Option and Restricted Stock Plan (the "1998 Plan") and reserved for issuance thereunder 200,000 shares of Common Stock. The text of the 1998 Plan is attached hereto as Appendix A. The material features of the 1998 Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1998 Plan.

         The purpose of the 1998 Plan is (i) to offer selected employees and consultants of the Company or its subsidiaries an equity ownership interest in the financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, and (iii) to encourage equity participation in the Company by eligible Participants (as hereinafter defined). The 1998 Plan provides for the grant by the Company of (i) options to purchase Shares, and
(ii) shares of Restricted Stock. Options granted under the Plan may include nonstatutory options as well as incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder (the "Code").

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE COMPANY'S 1998 STOCK OPTION AND RESTRICTED STOCK PLAN.

AMOUNT OF STOCK SUBJECT TO THE 1998 PLAN

         Under the terms of the 1998 Plan, the Company may grant (i) options ("Options") to purchase shares of the Company's Common Stock, and (ii) awards of shares of Common Stock containing certain restrictions ("Restricted Stock") (collectively, grants of Options and Restricted Stock are referred to in this Proxy Statement as "Plan Awards") with respect to an aggregate of 200,000 shares of Common Stock (the "Shares").

ADMINISTRATION OF THE 1998 PLAN

         The Committee administers the 1998 Plan. The Committee must consist of at least two persons and all Committee members must be a member of the Board of Directors who is both (a) a Non-Employee Director within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, and (b) an Outside Director, within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, as amended from time to time.

ELIGIBILITY FOR PLAN AWARDS

         Plan Awards may be granted to selected employees and consultants of the Company or its subsidiaries (the "Participants") in consideration for services provided to the Company or its subsidiaries; provided, however, that no Incentive Stock Option may be granted to any individual who is not an employee of the Company or one of its subsidiaries on the date of grant. The Company currently has two persons serving as directors who are also employees of the Company and one person serving as a consultant to the Company. Any employee-director or consultant-director is eligible to receive Plan Awards, unless such person serves on the Committee. Therefore, the number of Participants participating in the 1998 Plan cannot be determined precisely nor can the benefits or amounts that will be received by or allocated to each of the Participants. Similarly, the benefits which will be allocated to the executive officers cannot be determined at this time.

OPTIONS UNDER THE 1998 PLAN

         The exercise price for any Incentive Stock Option granted under the 1998 Plan shall be not less than 100% of the fair market value per share on the date of grant of such Option. In the event that an Incentive Stock Option is granted to any person who, at the time such Incentive Stock Option is granted, owns more than ten percent of the total combined voting power of classes of shares of the Company or of any subsidiary corporation of the Company (a "Ten Percent Shareholder"), then the exercise price of the shares shall be not less than 110% of the fair market value of the shares on the date the Option is granted. The exercise price under any Nonstatutory Option granted under the 1998 Plan shall be such amount as the Committee may deem appropriate. If there is a public market for the Common Stock and it is listed on a stock exchange, fair market value means the closing sales price of the Common Stock per share as reported in the Wall Street Journal as of the date of grant. The closing sale price on January 22, 1998 was $5.5625.

         Any Option granted under the 1998 Plan is exercisable at such times, under such conditions (including without limitation, performance criteria with respect to the Company and/or the optionee), in such amounts and during such period or periods as the Committee determines on the date of the grant of such Option. Such Options, however, shall not be exercisable after the expiration of ten years from the date such Option is granted. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Option shall not be exercisable after the expiration of five years from the date such Option is granted.

         Payment for the shares upon exercise of an Option shall be made in cash, by certified check or, if authorized by the Committee, by delivery of other shares of Common Stock having a fair market value on the date of delivery equal to the aggregate exercise price of the Shares as to which such Option is being exercised, or by any combination of such methods or by any other method of payment as may be permitted by applicable law.

         With respect to Incentive Stock Options, Options that are granted to Participants in the Plan, which allow such Participants to purchase in excess of $100,000 (calculated as of the time the Option is granted) of the Company's Common Stock in any one calendar year under the Plan and all of the Company's other plans, are considered Nonstatutory Options that are not entitled to the favorable tax treatment provided under Section 422 of the Code.

         The Committee may establish procedures under the 1998 Plan for an
Optionee: (i) to pay the exercise price for the Shares by withholding from the total number of Shares to be acquired upon exercise of an Option that number of Shares having a fair market value equal to the exercise price; (ii) to have withheld from the total number of Shares to be acquired, in the same manner as
(i) above, the withholding obligation for federal and state income and other taxes; and (iii) to exercise a portion of the Option by delivering already-owned Shares in payment of the exercise price.

         In general, if an Optionee ceases to be an employee or Consultant (as defined in the 1998 Plan) of the Company, as the case may be, for reasons other than Permanent and Total Disability or Death (as defined in the 1998 Plan), he will have until the earlier of 30 days or the date the Option expires to exercise the Option, to the extent the Optionee was entitled to exercise the Option on the date of termination.

         If an Optionee is unable to continue to perform services for the Company or any of its subsidiaries as a result of Permanent and Total Disability, he will have until the earlier of 12 months from the date of such disability or the date the Option expires to exercise the Option, in whole or in part, notwithstanding that such Option may not be fully exercisable on such date. In the case of an Incentive Stock Option, the Optionee must have been an employee since the date of grant and must be an employee on the date of Permanent and Total Disability to take advantage of this provision.

         In the case of death of an Optionee, the same rule applies as in the case of Permanent and Total Disability, as discussed above.

         Except as may be permitted by the Committee, an Option granted under the 1998 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder, and is not assignable by operation of law or subject to execution, attachment or similar process.

         The total number of Shares for which Options may be granted and which may be awarded as Incentive Stock to any "covered employee" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, as amended from time to time, during any one-year period shall not exceed 100,000 in the aggregate.

         The Stock Option Agreement (as defined in the 1998 Plan) evidencing any Incentive Stock Option granted under the Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 425(c) of the Code and the regulations promulgated thereunder, of any share or shares issued to him pursuant to the exercise of the Incentive Stock Option within the two-year period commencing on the day after the Date of Grant (as defined in the 1998
Plan) of such Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

RESTRICTED STOCK UNDER THE 1998 PLAN

         The Committee may grant awards of Restricted Stock under the 1998 Plan in accordance with the terms and conditions set forth in an agreement between the Company and the Participant. Restricted Stock may be granted by the Committee either separately or in combination with Options. Each grant of Restricted Stock shall require a Participant to remain an employee or consultant of the Company or its subsidiaries for at least six months from the date of grant. Restricted Stock shall be granted to Participants for services rendered to the Company, and at no additional cost to the Participant; provided, however, that the value of such services must equal or exceed the par value of the Restricted Stock granted to the Participant.

         The Company shall establish a Restricted Stock Account for each Participant, to which Restricted Stock granted to the Participant shall be credited. Every credit of Restricted Stock shall be merely a bookkeeping entry and every grant of Restricted Stock shall be considered contingent and unfunded until the restrictions lapse. During the period of restriction such accounts shall be subject to the claims of the Company's creditors. No Participant shall have any rights in his Restricted Stock Account other than those of any unsecured general creditor of the Company. On the date the restrictions lapse, the Restricted Stock shall vest in the Participant.

         The terms, conditions and restrictions of the Restricted Stock shall be determined by the Committee on the date of grant. The restrictions shall lapse based upon performance measures, targets, holding period requirements and other criteria established by the Committee. Such criteria may vary among the grants of Restricted Stock; provided, however, that once the Restricted Stock has been granted and the criteria are established, such criteria may not be further modified with respect to such grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period that the restrictions apply.

         The Committee, in its sole discretion, may establish procedures by which a Participant may defer the transfer of Restricted Stock to the Participant.

         The Committee may provide from time to time that amounts equivalent to dividends paid with respect to Common Stock be payable with respect to the Restricted Stock held in the Restricted Stock Account. Such amounts shall be credited to the Restricted Stock Account but shall be payable to the Participant only when the restrictions lapse.

         If a Participant, with the consent of the Committee, ceases to be an employee or ceases to provide services to the Company or any of its subsidiaries, or suffers Permanent and Total Disability or death, the restrictions applicable to the Participant's Restricted Stock shall lapse in accordance with such determination as the Committee, in its sole discretion, shall make. A Participant who ceases to be an employee or to perform services for the Company or any of its subsidiaries for any other reason shall forfeit all of his grants of Restricted Stock which are still under restriction.

CAPITALIZATION ADJUSTMENTS; MERGER; CHANGE IN CONTROL

         Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option (as well as the exercise price covered by any outstanding Option), the number of Shares of Restricted Stock granted (but still subject to restrictions) and the aggregate number of Shares that have been authorized for issuance under the 1998 Plan shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

         In the event of the dissolution or liquidation of the Company, other than pursuant to a Reorganization (as defined below), any Option granted under the 1998 Plan shall terminate as of a date to be fixed by the Committee, provided that not less than 30 days written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Options as to all or any part of the Shares covered thereby including Shares as to which such Options would not otherwise be exercisable by reason of an insufficient lapse of time.

         In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then (i) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding unexercised Options for securities of another corporation, then the Committee shall take such action, and the Options shall terminate, as provided above; or (ii) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the shares under outstanding or unexercised options for securities of another corporation, then the Committee shall adjust the shares under such outstanding unexercised Options (and shall adjust the Shares which are then available to be optioned, if the Reorganization Agreement makes specific provisions therefore) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and such options.

         For these purposes, the term "Reorganization" shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

         Except as provided in the 1998 Plan and except as otherwise provided by the Committee in its sole discretion, any Options shall terminate immediately prior to the consummation of such proposed action.

         Subject to the above, upon a Change in Control (as defined below) of the Company, (i) all the outstanding Options shall immediately become fully exercisable, and (ii) any restrictions on the Restricted Stock will lapse and such Restricted Stock shall immediately vest in the Participant. For these purposes, a "Change in Control" shall have occurred if: (i) any person other than the Company or its subsidiaries, or an employee benefit plan of the Company or its subsidiaries, is or becomes the beneficial owner of 50% or more of the Common Stock; or (ii) a majority of the present members of the Company's Board of Directors cease to be members of the Board of Directors.

AMENDMENT TO THE 1998 PLAN

         The Board of Directors in its sole discretion may, from time to time, amend the Plan; provided that no amendment will be made without the requisite approval of the shareholders of the Company that will (i) change the aggregate number of Shares that may be issued under the 1998 Plan, other than any increase or decease in the number of issued Shares resulting from a stock split, payment of a stock dividend or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, (ii) change the designation of the Participants eligible to be granted Plan Awards or (iii) change the 1998 Plan so as to materially increase the benefits accruing to the Participants under the 1998 Plan.

TERM AND TERMINATION OF THE 1998 PLAN

         The 1998 Plan will continue in effect for a term of ten years, unless sooner terminated. The Board of Directors may terminate the 1998 Plan at any time in its sole discretion. Neither Restricted Stock nor Options may be granted after the 1998 Plan is terminated. The termination of the 1998 Plan, or any amendment thereto, shall not affect any Shares previously issued to a Participant, any Option previously granted under this Plan or any shares of Restricted Stock previously granted to a Participant.

MISCELLANEOUS

         The 1998 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of ERISA.

FEDERAL INCOME TAX CONSEQUENCES

         The following general summary is based upon the Code and does not include a discussion of any state or local tax consequences.

         INCENTIVE STOCK OPTIONS. An Optionee does not realize taxable income upon the grant or exercise of an Incentive Stock Option.

         The income tax treatment of any gain or loss realized upon an Optionee's disposition of Shares received upon exercise of an Incentive Stock Option depends on the timing of the disposition. If the Optionee does not dispose of the Shares received upon exercise of an Incentive Stock Option within two years from the date such Incentive Stock Option was granted, and does not dispose of such shares within one year from the date of exercise, the difference (if any) between the amount realized from the sale of such Shares and the Optionee's tax basis will be taxed as capital gain or loss (at either the mid- or long-term rate, depending on the Participant's holding period).

         If an Optionee disposes of the Shares before the end of the applicable holding periods described above (i.e., he makes a "disqualifying disposition"), such Optionee may be deemed to be in receipt of taxable income in the year of the disqualifying disposition, depending on the selling price. If the selling price exceeds the fair market value of the Shares on the date of exercise, the excess of the fair market value over the exercise price is taxable to the Optionee as ordinary income, and the excess of the selling price over the fair market value is taxable to the Optionee as capital gain. If the selling price exceeds the exercise price but not the fair market value on the date of exercise, the excess of the selling price over the exercise price is taxable to the Optionee as ordinary income. If the selling price is less than the exercise price, the difference is treated as capital loss.

         The Company is not entitled to a deduction for federal income tax purposes with respect to the grant or exercise of an Incentive Stock Option or the disposition of Shares acquired upon exercise (if the applicable holding periods have been met). In the event of a disqualifying disposition, however, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the Optionee.

         Certain Optionees may be subject to the alternative minimum tax which in individual cases could reduce or eliminate any tax benefits to them under the 1998 Plan.

         If an Optionee exercises an Incentive Stock Option by delivering other Shares of the Company that are substantially vested or with respect to which a
Section 83(b) Election has been filed, under proposed regulations, the Optionee will not recognize any compensation income or gain with respect to the Shares surrendered. The exchange Shares received will have a basis equal to the basis of the Shares surrendered in payment (which generally will be the exercise price). The holding period of such Shares will be determined in accordance with proposed regulations. The Optionee will recognize no gain with respect to the excess Shares received, the basis of such Shares will be zero, and the holding period of such Shares will begin on the date of receipt thereof by the Optionee.

         If an Optionee exercises an Incentive Stock Option using Shares received upon the prior exercise of an

Incentive Stock Option (whether granted under the Plan or under another plan of the Company) and the participant has not held such stock for the ISO Holding Period, under proposed regulations, the participant will have made a Disqualifying Disposition of the number of Shares of prior Incentive Stock Option stock used as payment for the exercise price of the Incentive Stock Option. Generally, the Optionee will recognize ordinary compensation income with respect to the surrender of such Shares to the extent of the excess of the fair market value of the Shares surrendered (determined as of the date the Option relating to such Shares was exercised) over the exercise price. The basis of the exchange Shares received will equal the amount of ordinary compensation income recognized by the Optionee plus the Optionee's basis in the Shares surrendered. The basis of excess Shares received will be zero.

         NONSTATUTORY STOCK OPTIONS. An Optionee will not recognize any taxable income upon the grant of a Nonstatutory Option. However, upon exercise of a Nonstatutory Option, an Optionee must recognize ordinary income in an amount equal to the excess of the fair market value of the Shares at the time of exercise over the exercise price. Upon the subsequent disposition of the Shares, the Optionee will realize a capital gain or loss, depending on whether the selling price exceeds the fair market value of the Shares on the date of exercise. The Optionee's holding period in the Shares, for capital gains and losses purposes, begins on the date of exercise.

         Different rules may apply with respect to exercises by Optionees subject to the short-swing profit recapture provisions of Section 16(b) of the Exchange Act (in general, executive officers, directors and Ten Percent Shareholders who have not yet held their options for at least six months).
Section 83 of the Code provides that such an Optionee will not recognize ordinary income upon exercise (and the capital gains holding period will not begin) if the sale of Shares acquired by such Optionee pursuant to an Option could subject the Optionee to suit under Section 16(b). Such an Optionee would then recognize ordinary income (and the capital gains holding period would begin) when the Optionee is no longer subject to suit under Section 16(b). Persons acquiring Shares subject to such a restriction, however, may elect (within 30 days of exercise of the Option) under Section 83(b) of the Code, to be taxed as of the date of exercise, thereby fixing the ordinary income recognized from the exercise to the spread between the fair market value on the date of exercise and the exercise price paid for the Shares. Any change in the value of the Shares after the date of exercise would be recognized as capital gain or loss only if and when the Shares are disposed of by the Optionee. If the Section 83(b) election is made, the Optionee's capital gains holding period begins on the date of exercise.

         An Optionee's tax basis in the Shares received on exercise of a Nonstatutory Option will be equal to the amount of consideration paid by the Optionee on exercise, plus the amount of ordinary income recognized as a result of the receipt of such Shares. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the Optionee recognizes taxable income.

         If an Optionee exercises a Nonstatutory Option by delivering other Shares of the Company, the Optionee will not recognize gain or loss with respect to the Shares delivered by the Optionee, even if the then fair market value of such Shares is different from the Optionee's tax basis therein. The portion of the shares of Common Stock received equal in number to the shares surrendered will have a basis equal to the basis of the shares surrendered, and the holding period for such number of shares received will include the holding period of the shares surrendered. The remaining portion of the shares of Common Stock received will be taxable to the employee as ordinary compensation income in an amount equal to the fair market value of such Common Stock as of the exercise date, and the Company likewise generally will be entitled to an equivalent tax deduction. The participant's tax basis in the shares received in excess of the number of shares surrendered will equal the amount of ordinary compensation income recognized by the employee, and the holding period for such number of shares received begins on the date such shares are acquired.

         RESTRICTED STOCK. The Participant will not recognize taxable income upon the grant of Restricted Stock because the Restricted Stock will be nontransferable and subject to a substantial risk of forfeiture. The Participant will recognize ordinary income at the time at which the restrictions that impose a substantial risk of forfeiture of such Shares (the "Restrictions") lapse, in an amount equal to the fair market value of such Shares at such time. The ordinary income recognized by a Participant with respect to Shares awarded pursuant to the 1998 Plan will be deemed compensation income subject to applicable wage withholding.

         A Participant may elect, pursuant to Section 83(b) of the Code, to include in gross income the fair market value of the Restricted Stock upon grant, notwithstanding that the Restricted Stock would otherwise not be includable in gross income at that time. If such election is made within 30 days of the date of grant, then the Participant would include in gross income the fair market value of the Restricted Stock on the date of grant, and any change in the value of the Shares after the date of grant would be capital gain or capital loss only if and when the Shares are disposed of by the Participant. If the Section 83(b) election is made, the Participant's capital gains holding period begins on the date of grant.

         If a Section 83(b) election is made and the Participant then forfeits the Restricted Stock, the Participant may not deduct as a loss the amount previously included in gross income.

         Dividends received on the Shares when the Restrictions on such Shares lapse will be treated as additional compensation, and not dividend income, for federal income tax purposes and will be subject to applicable wage withholding.

         A Participant's tax basis in Shares of Restricted Stock received pursuant to the 1998 Plan will be equal to the ordinary income recognized by such Participant. Unless a Section 83(b) election is made, the Participant's holding period for such Shares for purposes of determining gain or loss on a subsequent sale will begin on the date the Restrictions on such Shares lapse.

         In general, the Company will be entitled to a deduction for federal income tax purposes at the same time and in an amount equal to the ordinary income recognized by a Participant with respect to Shares of Restricted Stock awarded pursuant to the 1998 Plan.

         If, subsequent to the lapse of Restrictions on Shares, the Participant sells such Shares, the difference, if any, between the amount realized from such sale and the tax basis of such Shares to the Participant will be taxed as long-term or short-term capital gain or loss depending on whether the Participant's holding period for such Shares exceeds the applicable holding period at the time of sale.

         THE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE TO ALL INDIVIDUALS. PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR A DETERMINATION AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM.

PROPOSAL THREE:  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of the Board of Directors, the Board has reappointed Coopers & Lybrand, L.L.P. as independent public accountants for the Company to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending November 1, 1998 ("Fiscal 1998").

         The Company's Board of Directors recommends the ratification of the appointment of Coopers & Lybrand, L.L.P. as independent public accountants for the Company to audit the financial statements of the Company for Fiscal 1998. If a majority of the shareholders voting at the Annual Meeting at which a quorum is present, in person or by proxy, should not approve such appointment, the Board of Directors of the Company will reconsider the appointment of independent public accountants.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

         The affirmative vote of holders of a majority of the outstanding shares of Common Stock present and voting at the Annual Meeting at which a quorum is present is required for the reappointment of Coopers & Lybrand, L.L.P. as the Company's independent public accountants for Fiscal 1998.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE REAPPOINTMENT OF COOPERS & LYBRAND, L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR FISCAL 1998.

                                  SECTION 16(A)
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company during the year ended November 2, 1997, no director, officer or beneficial holder of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

                              CHANGE IN ACCOUNTANTS

         The Board of Directors previously requested the Audit Committee of the Board to seek proposals from other accounting firms with a view toward reducing the Company's audit and accounting fees. On the basis of the proposals received, the Board appointed the firm of Coopers & Lybrand, L.L.P. On March 13, 1996, Coopers & Lybrand, L.L.P. was informed of the Board's decision. Also on March 13, 1996, Arthur Andersen L.L.P. was notified of its dismissal.

         This change in accountants enabled the Company to effect a savings in audit and accounting fees. Arthur Andersen L.L.P.'s report on the Company's financial statements for fiscal 1995 did not contain an adverse opinion or a disclaimer of opinion and was not qualified as to uncertainty, audit scope, or accounting principles. During fiscal 1995 and the period from the end of that fiscal year to the date of the Board's dismissal of Arthur Andersen L.L.P., there were no disagreements with Arthur Andersen L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen L.L.P., would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Coopers & Lybrand, L.L.P. has been the Company's independent public accountant since fiscal year 1996. Representatives of Coopers & Lybrand, L.L.P. are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 OTHER BUSINESS

         The management knows of no other business that will be presented for consideration at the Annual Meeting, but should any other matters be brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote such proxy at their discretion.

                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

         Any shareholder desiring to present a proposal to the shareholders at the 1999 Annual Meeting of Shareholders, which currently is expected to be scheduled on March 9, 1999, must transmit such proposal to the Company so that it is received by the Company at its principal executive offices on or before October 1, 1998. All such proposals should be in compliance with applicable Securities and Exchange Commission regulations.


                                         By Order of the Board of Directors,


                                         /s/ KAREN S. CASTILLO,


                                         Karen S. Castillo,
                                         Secretary


El Paso, Texas
January 30, 1998

                                   APPENDIX A

                               FARAH INCORPORATED

                   1998 STOCK OPTION AND RESTRICTED STOCK PLAN

                           EFFECTIVE JANUARY 21, 1998


                                    SECTION 1
                            ESTABLISHMENT AND PURPOSE

       This Plan is established (i) to offer selected Employees and Consultants of the Company or its Subsidiaries an equity ownership interest in the financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, and (iii) to encourage equity participation in the Company by eligible Participants. This Plan provides for the grant by the Company of (i) Options to purchase Shares, and (ii) shares of Restricted Stock. Options granted under this Plan may include nonstatutory options as well as ISOs intended to qualify under section 422 of the Code.

                                    SECTION 2
                                   DEFINITIONS

       "BOARD OF DIRECTORS" shall mean the board of directors of the Company, as duly elected from time to time.

       "CHANGE IN CONTROL" shall mean to have occurred at such time as either
(i) any "person", as such term is used in section 14(d) of the Exchange Act, other than the Company, a wholly-owned subsidiary of the Company or any employee benefit plan of the Company, or its Subsidiaries, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act (or any successor rule), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company's common stock, or (ii) individuals who constitute the Board of the Directors on the effective date of this Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for the director without objection to such nomination) shall be, for purposes of this clause (ii) considered as though such person was a member of the Incumbent Board.

       "CODE" shall mean the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder.

       "COMMITTEE" shall mean the Stock Option and Compensation Committee of the Company, or such other Committee as may be appointed by the Board of Directors from time to time.

       "COMPANY" shall mean Farah Incorporated, a Texas corporation.

       "CONSULTANT" shall mean any individual that is expressly designated as a consultant of the Company or its Subsidiaries by the Committee in its sole discretion.

       "DATE OF GRANT" shall mean the date on which the Committee resolves to grant an Option to an Optionee or grant Restricted Stock to a Participant, as the case may be.

       "DISINTERESTED DIRECTOR" shall mean a member of the Board of Directors who is both (a) a Non-Employee Director, within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, and (b) an Outside Director, within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, as amended from time to time.

       "EMPLOYEE" shall include every individual performing Services to the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in section 3401(c) of the Code and the regulations thereunder.

       "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.

       "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement, but in no event less than the par value per Share.

       "FAIR MARKET VALUE" shall mean such amount as the Board of Directors, in its sole discretion, shall determine; provided, however, that if there is a public market for the securities, the Fair Market Value shall be the mean of the bid and asked prices of the securities per share or unit, as the case may be, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) as of the date in question or, in the event the securities are listed on a stock exchange, the Fair Market Value shall be the closing sales price of the securities per share or unit, as the case may be, on such exchange, as reported in the Wall Street Journal, as of the date in question.

       "ISO" shall mean a stock option which is granted to an individual and which meets the requirements of section 422(b) of the Code, pursuant to which the Optionee has no tax consequences resulting from the grant or, subject to certain holding period requirements, exercise of the option and the employer is not entitled to a business expense deduction with respect thereto.

       "NONSTATUTORY OPTION" shall mean any Option granted by the Committee that does not meet the requirements of sections 421 through 424 of the Code, as amended.

       "OPTION" shall mean either an ISO or Nonstatutory Option, as the context requires.

       "OPTIONEE" shall mean a Participant who holds an Option.

       "PARTICIPANTS" shall mean those individuals described in Section 1 of this Plan selected by the Committee who are eligible under Section 4 of this Plan for grants of either Options or Restricted Stock under this Plan.

       "PERMANENT AND TOTAL DISABILITY" shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require. The scope of this definition shall automatically be reduced or expanded to the extent that section 22(e)(3) of the Code is amended to reduce or expand the scope of the definition of Permanent and Total Disability thereunder.

       "PLAN" shall mean this Farah Incorporated 1998 Stock Option and Restricted Stock Plan, as amended from time to time.

       "PLAN AWARD" shall mean the grant of either an Option or Restricted stock, as the context requires.

       "RESTRICTED STOCK" shall have that meaning set forth in Section 7(a) of this Plan.

       "RESTRICTED STOCK ACCOUNT" shall have that meaning set forth in Section 7(a)(ii) of this Plan.

       "RESTRICTED STOCK CRITERIA" shall have that meaning in Section 7(a)(iv) of this Plan.

       "RESTRICTION PERIOD" shall have that meaning in Section 7(a)(iii) of this Plan.

       "SERVICES" shall mean services rendered to the Company or any of its Subsidiaries as an Employee or Consultant, as the context requires.

       "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 9 of this Plan (if applicable).

       "STOCK" shall mean the common stock of the Company, no par value per share.

       "STOCK OPTION AGREEMENT" shall mean the agreement executed between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the granting of an Option.

       "SUBSIDIARY" shall mean any corporation as to which more than fifty (50%) percent of the outstanding voting stock or shares shall now or hereafter be owned or controlled, directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

       "TEN-PERCENT SHAREHOLDER" shall mean a person that owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any Subsidiary, taking into account the attribution rules set forth in section 424 of the Code, as amended. For purposes of this definition of "Ten Percent Shareholder" the term "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of an Option to an Optionee. "Outstanding stock" shall not include reacquired shares or shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

       "VEST DATE" shall have that meaning in Section 7(a)(v) of this Plan.

                                    SECTION 3
                                 ADMINISTRATION

       (a) GENERAL ADMINISTRATION. This Plan shall be administered by the Committee, which shall consist of at least two persons, each of whom shall be Disinterested Directors. The members of the Committee shall be appointed by the Board of Directors for such terms as the Board of Directors may determine. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, may be filled by the Board of Directors.

       (b) COMMITTEE PROCEDURES. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Committee members, shall be valid acts of the Committee. A majority of the Committee shall constitute a quorum.

       (c) AUTHORITY OF COMMITTEE. This Plan shall be administered by, or under the direction of, the Committee constituted in such a manner as to comply at all times with Rule 16b-3 (or any successor rule) under the Exchange Act. The Committee shall administer this Plan so as to comply at all times with the Exchange Act and, subject to the Code, shall otherwise have absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business including without limitation the authority to take the following actions:

                (i)      To interpret this Plan and to apply its provisions;

                (ii) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

                (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

                (iv) To determine when Plan Awards are to be granted under this Plan;

                (v)      To select the Optionees and Participants;

                (vi) To determine the number of Shares to be made subject to each Plan Award;

                (vii) To prescribe the terms, conditions and restrictions of each Plan Award, including without limitation the Exercise Price and the determination whether an Option is to be classified as an ISO or a Nonstatutory Option;

                (viii) To amend any outstanding Stock Option Agreement (other than the Exercise Price) or the terms, conditions and restrictions of a grant of Restricted Stock, subject to applicable legal restrictions and the consent of the Optionee or Participant, as the case may be, who entered into such agreement, or accelerate the vesting of any Plan Award;

                (ix) To establish procedures so that an Optionee may obtain a loan through a registered broker-dealer under the rules and regulations of the Federal Reserve Board, for the purpose of exercising an Option;

                (x) To establish procedures for an Optionee (1) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Exercise Price, and (2) to exercise a portion of an Option by delivering that number of Shares already owned by an Optionee having a Fair Market Value which shall equal the partial Exercise Price and to deliver the Shares thus acquired by such Optionee in payment of Shares to be received pursuant to the exercise of additional portions of the Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares in payment of the Exercise Price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

                (xi) To establish procedures whereby a number of Shares may be withheld from the total number of Shares to be issued upon exercise of an Option, to meet the obligation of withholding for federal and state income and other taxes, if any, incurred by the Optionee upon such exercise; and

                (xii) To take any other actions deemed necessary or advisable for the administration of this Plan.

       All interpretations and determinations of the Committee made with respect to the granting of Plan Awards shall be final, conclusive, and binding on all interested parties. The Committee may make grants of Plan Awards on an individual or group basis. No member of the Committee shall be liable for any action that is taken or is omitted to be taken if such action or omission is taken in good faith with respect to this Plan or grant of any Plan Award.

       (d) HOLDING PERIOD. The Committee may in its sole discretion require as a condition to the granting of any Plan Award, that a Participant hold the Plan Awards for a period of six months following the date of such acquisition. This condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

                                    SECTION 4
                                   ELIGIBILITY

       (a) GENERAL RULE. Subject to the limitations set forth in subsection b below or elsewhere in this Plan, Participants shall be eligible to participate in this Plan.

       (b) NON-EMPLOYEE INELIGIBLE FOR ISOS. In no event shall an ISO be granted to any individual who is not an Employee on the Date of Grant.

                                    SECTION 5
                             SHARES SUBJECT TO PLAN

                BASIC LIMITATION. Shares offered under this Plan may be authorized but unissued Shares or Shares that have been reacquired by the Company. The aggregate number of Shares that are available for issuance under this Plan shall not exceed two hundred thousand (200,000) Shares, subject to adjustment pursuant to Section 9 of this Plan. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

                ADDITIONAL SHARES. In the event any outstanding Option for any reason expires, is canceled or otherwise terminates, the Shares allocable to the unexercised portion of such Option shall again be available for issuance under this Plan. In the event that Shares issued under this Plan revert to the Company prior to the Vest Date under a grant of Restricted Stock, such Shares shall again be available for issuance under this Plan.

                                    SECTION 6
                         TERMS AND CONDITIONS OF OPTIONS

       (a) TERM OF OPTION. The term of each Option shall be ten (10) years from the Date of Grant or such shorter term as may be determined by the Committee; provided, however, in the case of an ISO granted to a Ten-Percent Shareholder, the term of such ISO shall be five (5) years from the Date of Grant or such shorter time as may be determined by the Committee.

       (b)      EXERCISE PRICE AND METHOD OF PAYMENT.

                (i) EXERCISE PRICE. The Exercise Price shall be such price as is determined by the Committee in its sole discretion and set forth in the Stock Option Agreement; provided, however, in the case of an ISO granted to an Optionee, the Exercise Price shall not be less than 100% of the Fair Market Value of the Shares subject to such option on the Date of Grant (or 110% in the case of an Option granted to a Participant who is a Ten-Percent Shareholder on the Date of Grant).

                (ii) PAYMENT OF SHARES. Payment for the Shares upon exercise of an Option shall be made in cash, by certified check, or if authorized by the Committee, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares as to which said Option is being exercised, or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and this Plan and authorized by the Committee under Section 3(c) of this Plan.

       (c)      EXERCISE OF OPTION.

                (i) PROCEDURE FOR EXERCISE; RIGHTS OF SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times under such conditions as shall be determined by the Committee, including without limitation performance criteria with respect to the Company and/or the Optionee, and in accordance with the terms of this Plan.

       An Option may not be exercised for a fraction of a Share.

       An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the Optionee entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any form of consideration and method of payment allowable under
Section 6(b)(ii) of this Plan. Upon the receipt of notice of exercise and full payment for the Shares, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall be a shareholder with respect to such Shares, and the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 9 of this Plan.

       Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

                (ii) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. Except as provided in Subsections 6(c)(iii) and 6(c)(iv) below, an Optionee holding an Option who ceases to be an Employee or Consultant of the Company may, but only until the earlier of the date (x) the Option held by the Optionee expires, or
(y) thirty (30) days after the date such Optionee ceases to be an Employee or a Consultant, exercise the Option to the extent that the Optionee was entitled to exercise it on such date; provided, however, that in the event the Optionee is an Employee and is terminated without cause (as determined in the sole discretion of the Committee) then the thirty (30) day period described in this sentence shall be automatically extended to ninety (90) days (and in the case of a Nonstatutory Option, such period shall be automatically extended to six (6) months), unless the Committee further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise an Option on such date, or if the Optionee does not exercise it within the time specified herein, such Option shall terminate. The Committee shall have the authority to determine the date an Optionee ceases to be an Employee or a Consultant.

                (iii)    PERMANENT AND TOTAL DISABILITY.

                         Notwithstanding the provisions of Section 6(c)(ii)
above, in the event an Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of such Optionee's Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been an Employee since the Date of Grant), such Optionee may exercise an Option in whole or in part notwithstanding that such Option may not be fully exercisable, but only until the earlier of the date (x) the Option held by the Optionee expires, or (y) twelve (12) months from the date of termination of Services due to such Permanent and Total Disability. To the extent the Optionee is not entitled to exercise an Option on such date or if the Optionee does not exercise it within the time specified herein, such Option shall terminate.

                (iv) DEATH OF AN OPTIONEE. Upon the death of an Optionee, any Option held by an Optionee shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6(c)(ii) above, in the event an Optionee's death occurs during the term of an Option held by such Optionee and, at the time of death, the Optionee was an Employee or Consultant (and, for ISOs, at the time of death, the Optionee was an Employee and had been an Employee since the Date of Grant), the Option may be exercised in whole or in part notwithstanding that such Option may not have been fully exercisable on the date of the Optionee's death, but only until the earlier of the date (x) the Option held by the Optionee expires, or (y) twelve (12) months from the date of the Optionee's death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified herein, such Option shall terminate.

       (d) NON-TRANSFERABILITY OF OPTIONS. Except as may be permitted by the Committee in its sole discretion, any Option granted under this Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and is not assignable by operation of law or subject to execution, attachment or similar process. Any Option granted under this Plan can only be exercised during the Optionee's lifetime by such Optionee. Any attempted sale, pledge, assignment, hypothecation or other transfer of the Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Option shall be null and void and without force or effect. No transfer of the Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. The terms of any Option transferred by will or by the laws of descent and distribution shall be binding upon the executors, administrators, heirs and successors of Optionee.

       (e) TIME OF GRANTING OPTIONS. Any Option granted hereunder shall be deemed to be granted on the Date of Grant. Written notice of the Committee's determination to grant an Option to an

Employee, evidenced by a Stock Option Agreement, dated as of the Date of Grant, shall be given to such Employee within a reasonable time after the Date of Grant.

       (f) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option; provided that the Committee may, in its sole discretion, and without the consent of the Optionee or any other person, accelerate the vesting of all or part of any Option.

       (g) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase and other transfer restrictions as the Committee may determine in its sole discretion. Such restrictions shall be set forth in the applicable Stock Option Agreement.

       (h) SPECIAL LIMITATION ON ISOS. To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Plan, and under all other plans maintained by the Company, exceeds $100,000, such Options shall be treated as Options that are not ISOs.

       (i) LEAVES OF ABSENCE. Leaves of absence approved by the Committee which conform to the policies of the Company shall not be considered termination of employment if the employer-employee relationship as defined under the Code or the regulations promulgated thereunder otherwise exists.

       (j) LIMITATION ON GRANTS OF OPTIONS TO COVERED EMPLOYEES. The total number of Shares for which Options may be granted and which may be awarded as Incentive Stock to any "covered employee" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, as amended from time to time, during any one-year period shall not exceed 100,000 in the aggregate.

       (k) DISQUALIFYING DISPOSITIONS. The Stock Option Agreement evidencing any ISO granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 425(c) of the Code and the regulations promulgated thereunder, of any share or shares issued to him pursuant to the exercise of the ISO within the two-year period commencing on the day after the Date of Grant of such Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

       (l) WITHHOLDING TAXES. The Committee shall require an Optionee to pay to the Company at the time of exercise of an Option the amount that the Company deems necessary to satisfy its obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise. Upon the exercise of an Option requiring tax withholding, an Optionee may either pay such taxes in cash or make a written election to have shares of Common Stock withheld by the Company from the shares otherwise to be received. The acceptance of any such election by an Optionee shall be at the sole discretion of the Committee. In addition, the Committee may require to withhold shares of Common Stock from the shares otherwise to be received by an Optionee upon exercise of an option. The number of shares withheld pursuant to this paragraph shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

                                    SECTION 7
                                RESTRICTED STOCK

       (a) AUTHORITY TO GRANT RESTRICTED STOCK. The Committee shall have the authority to grant to Participants Shares that are subject to certain terms, conditions and restrictions (the "Restricted Stock"). The Restricted Stock may be granted by the Committee either separately or in combination with Options. The terms, conditions and restrictions of the Restricted Stock shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of Restricted Stock shall require the Participant to remain an Employee of (or otherwise provide Services to) the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant. The granting, vesting and issuing of the Restricted Stock shall also be subject to the following provisions:

                (i) NATURE OF GRANT. Restricted Stock shall be granted to Participants for Services rendered and at no additional cost to Participant; provided, however, that the value of the Services performed must, in the opinion of the Committee, equal or exceed the par value of the Restricted Stock to be granted to the Participant.

                (ii) RESTRICTED STOCK ACCOUNT. The Company shall establish a restricted stock account (the "Restricted Stock Account") for each Participant to whom Restricted Stock is granted, and such Restricted Stock shall be credited to such account. No certificates will be issued to the Participant with respect to the Restricted Stock until the Vest Date as provided herein. Every credit of Restricted Stock under this Plan to a Restricted Stock Account shall be considered "contingent" and unfunded until the Vest Date. Such contingent credits shall be considered bookkeeping entries only, notwithstanding the "crediting" of "dividends" as provided herein. Such accounts shall be subject to the general claims of the Company's creditors. The Participant's rights to the Restricted Stock Account shall be no greater than that of a general creditor of the Company. Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the Participants and the Company, the Board of Directors or the Committee.

                (iii) RESTRICTIONS. The terms, conditions and restrictions of the Restricted Stock shall be determined by the Committee on the Date of Grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period in which the terms, conditions and restrictions apply (the "Restriction Period"). More than one grant of Restricted Stock may be outstanding at any one time, and the Restriction Periods may be of different lengths. Receipt of the Restricted Stock is conditioned upon satisfactory compliance with the terms, conditions and restrictions of this Plan and those imposed by the Committee.

                (iv) RESTRICTED STOCK CRITERIA. At the time of each grant of Restricted Stock, the Committee in its sole discretion may establish certain criteria to determine the times at which restrictions placed on Restricted Stock shall lapse (i.e., the termination of the Restriction Period), which criteria may include without limitation performance measures and targets and/or holding period requirements (the "Restricted Stock Criteria"). The Committee may establish a corresponding relationship between the Restricted Stock Criteria and (x) the number of Shares of Restricted Stock that may be earned, and (y) the extent to which the terms, conditions and restrictions on the Restricted Stock shall lapse. Restricted Stock Criteria may vary among grants of Restricted Stock; provided, however, that once the Restricted Stock Criteria are established for a grant of Restricted Stock, the Restricted Stock Criteria shall not be modified with respect to such grant.

                (v) VESTING. On the date the Restriction Period terminates, the Restricted Stock shall vest in the Participant (the "Vest Date"), who may then require the Company to issue certificates evidencing the Restricted Stock credited to the Restricted Stock Account of such Participant.

                (vi) DIVIDENDS. The Committee may provide from time to time that amounts equivalent to dividends shall be payable with respect to the Restricted Stock held in the Restricted Stock Account of a Participant. Such amounts shall be credited to the Restricted Stock Account and shall be payable to the Participant on the Vest Date.

                (vii) TERMINATION OF SERVICES. If a Participant (x) with the consent of the Committee, ceases to be an Employee of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries, or (y) dies or suffers from Permanent and Total Disability, the vesting or forfeiture (including without limitation the terms, conditions and restrictions) of any grant under this Section 7 shall be determined by the Committee in its sole discretion, subject to any limitations or terms of this Plan. If the Participant ceases to be an Employee of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries for any other reason, all grants of Restricted Stock under this Plan shall be forfeited (subject to the terms of this Plan).

       (b)      DEFERRAL OF PAYMENTS.

                The Committee may establish procedures by which a Participant may elect to defer the transfer of Restricted Stock to the Participant. The Committee shall determine the terms and conditions of such deferral in its sole discretion.


                                    SECTION 8
                               ISSUANCE OF SHARES

       As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws, rules or regulations, or that such transfer has been registered under federal and all applicable state securities laws. The Company may refrain from delivering or transferring Shares issued under this Plan until the Committee has determined that the Participant has tendered to the Company any and all applicable federal, state or local tax owed by the Participant as the result of the receipt of a Plan Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such tax. The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate evidencing any Shares for any reason whatsoever.

                                    SECTION 9
              CAPITALIZATION ADJUSTMENTS; MERGER; CHANGE IN CONTROL

       (a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the aggregate number of Shares that have been authorized for issuance under this Plan and the number of Shares of Restricted Stock credited to any Restricted Stock Account of a Participant (as well as the Exercise Price covered by any outstanding Option), shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee in its sole discretion, which adjustment shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

       (b) DISSOLUTION, LIQUIDATION, SALE OF ASSETS OR MERGER. In the event of the dissolution or liquidation of the Company, other than pursuant to a Reorganization (hereinafter defined), any Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than 30 days written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Options as to all or any part of the Shares covered thereby including Shares as to which such Options would not otherwise be exercisable by reason of an insufficient lapse of time.

       In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

                (i) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding unexercised Options for securities of another corporation, then the Committee shall take such action, and the Options shall terminate, as provided above; or

                (ii) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the shares under outstanding or unexercised options for securities of another corporation, then the Committee shall adjust the shares under such outstanding unexercised Options (and shall adjust the Shares which are then available to be optioned, if the Reorganization Agreement makes specific provisions therefore) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and such options.

       The term "Reorganization" as used in this Subsection 9(b) shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

       Except as provided above in this Section 9(b) and except as otherwise provided by the Committee in its sole discretion, any Options shall terminate immediately prior to the consummation of such proposed action.

       (c) CHANGE IN CONTROL. Subject to Section 9(b), in the event there occurs a Change of Control, (i) the Optionees shall have the right to exercise from and after the date of the Change in Control the Option held by such Optionee in whole or in part notwithstanding that such Option may not be fully exercisable, and (ii) any and all restrictions on any Restricted Stock credited to a Restricted Stock Account shall lapse and such stock shall immediately vest in the Participants notwithstanding that the Restricted Stock held in such account was unvested.

                                   SECTION 10
                              NO EMPLOYMENT RIGHTS

       No provision of this Plan, under any Stock Option Agreement or under any grant of Restricted Stock shall be construed to give any Participant any right to remain an Employee of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Participant's service at any time, with or without cause.

                                   SECTION 11
                TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION

      (a) EFFECTIVE DATE; TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval and ratification at the next regular or special meeting thereof to be held after March 1, 1998. Unless at such meeting this Plan is approved and ratified by the affirmative vote of a majority of the outstanding shares of Stock of the Company present in person or by proxy and entitled to a vote, then, and in such event, this Plan and any then outstanding Options or Incentive Stock that may have been conditionally granted prior to such stockholder meeting shall become null and void and of no further force or effect. Subject to the immediately preceding sentence, this Plan shall become effective upon its adoption by the Board of Directors. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated under this Section 11.

       (b) AMENDMENT AND TERMINATION. The Board of Directors in its sole discretion may terminate this Plan at any time. The Board of Directors may amend this Plan at any time in such respects as the Board of Directors may deem advisable; provided, that any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under
Section 9 of this Plan, shall require approval of the holders of a majority of the outstanding Shares entitled to vote.

       (c) EFFECT OF TERMINATION. In the event this Plan is terminated, no Shares shall be issued under this Plan, except upon exercise of an Option granted prior to such termination or issuance of Shares of Restricted Stock previously credited to a Restricted Stock Account. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant, any Option previously granted under this Plan or any Restricted Stock previously credited to a Restricted Stock Account.


                                   SECTION 12
                                  GOVERNING LAW

       THIS PLAN AND ANY AND ALL STOCK OPTION AGREEMENTS AND AGREEMENTS RELATING TO THE GRANT OF RESTRICTED STOCK EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                                     PROXY

                               FARAH INCORPORATED

                         Annual Meeting of Shareholders
                           to be held March 10, 1998

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Farah Incorporated (the "Company"), to be held on March 10, 1998, and the proxy statement in connection therewith, each dated January 30, 1998, (b) appoints Richard C. Allender and Russell G. Gibson, or either of them, as Proxies, each with the power to appoint a substitute, (c) authorizes the Proxies to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on January 23, 1998, at such annual meeting and at any adjournment(s) thereof, and (d) revokes any proxies heretofore given.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ADOPTION AND APPROVAL OF PROPOSALS 1, 2 AND 3, AND ON ANY OTHER BUSINESS, IN THE DISCRETION OF THE PROXIES.

                                                  [PLEASE SIGN, DATE AND RETURN
                                                   THIS PROXY PROMPTLY IN THE
                                                    ACCOMPANYING ENVELOPE.]

                              FARAH INCORPORATED
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1. To elect as Class II Directors the following Nominees:

   CLARK L. BULLOCK, MICHAEL R. MITCHELL AND CHARLES J. SMITH.
   (terms to expire at 2001 Annual Meeting of Stockholders)

                 FOR all                       WITHHOLD
                 nominees                      AUTHORITY
                   [ ]                            [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not struck.

2. Approval of the proposal to adopt the Company's 1998 Stock Option and Restricted Stock Plan.

                   FOR          AGAINST         ABSTAIN
                   [ ]            [ ]             [ ]

3. Approval of the proposal to ratify Coopers & Lybrand, L.L.P. as the Company's independent public accountants for the fiscal year ending November 1, 1998.

                   FOR          AGAINST         ABSTAIN
                   [ ]            [ ]             [ ]

IMPORTANT: Please date this proxy and sign exactly as your name or names appear thereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in the representative capacity, please so indicate when signing.

--------------------------------------------------------------------------------
        Signature                                               Date


--------------------------------------------------------------------------------
        Signature if held jointly                               Date


                  PLEASE SIGN EXACTLY AS NAME APPEARS HEREON